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                                                                    EXHIBIT 10.2

                       THIRD AMENDMENT TO CREDIT AGREEMENT

                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of November 21, 2003, among SOLECTRON CORPORATION, a Delaware corporation (the "Borrower"), BANC OF AMERICA SECURITIES LLC ("BAS"), as joint lead arranger and joint book runner, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as joint lead arranger, joint book runner and co-syndication agent, JPMORGAN CHASE BANK ("JPMorgan"), as co-syndication agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as documentation agent, the lenders party hereto (each, a "Lender," and collectively, the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent.

                  The Borrower, BAS, GSCP, JPMorgan, Scotiabank, the Lenders, and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement dated as of February 13, 2003 which agreement was amended by a First Amendment Agreement dated as of July 9, 2003 and a Second Amendment and Waiver dated as of August 27, 2003 ("Second Amendment," and as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, and the Lenders party hereto have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement related hereto and the Credit Agreement (as amended by this Amendment).

         (c) Each reference to "this Agreement," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of the Effective Date:

         (a) The defined term "Applicable Rate" in Section 1.01 of the Credit Agreement shall be amended by replacing the table contained therein with the following table:

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
                                                                        APPLICABLE
                                                                        UTILIZATION         APPLICABLE
                                                                         FEE RATE          UTILIZATION
                                                                          (USAGE             FEE RATE
               DEBT RATINGS        APPLICABLE                           GREATER THAN      (USAGE EQUAL
PRICING            S&P/           FACILITY FEE        APPLICABLE        33% BUT LESS       TO OR GREATER
 LEVEL           MOODY'S              RATE            LIBO RATE          THAN 66%)           THAN 66%)
-------     -----------------     ------------     ---------------     -------------     ---------------
   1             BBB/Baa2           12.5 bps           75.0 bps          12.5 bps            12.5 bps
               (or higher)

   2            BBB-/Baa3           20.0 bps          105.0 bps          25.0 bps            25.0 bps

   3             BB+/Ba1            25.0 bps          125.0 bps          25.0 bps            25.0 bps

   4              BB/Ba2            30.0 bps          145.0 bps          50.0 bps            50.0 bps

   5             BB-/Ba3            62.5 bps          175.0 bps          50.0 bps           100.0 bps

   6              B+/B1             75.0 bps          212.5 bps          50.0 bps           100.0 bps
               (or lower)

         (b) The defined term "Borrowing Base Date" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                  "Borrowing Base Date" means November 24, 2003.

         (c) The defined term "Maturity Date" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                  "Maturity Date" means February 11, 2004.

         (d) Section 6.16 of the Credit Agreement is amended in its entirety to read as follows:

                           6.16 BORROWING BASE CERTIFICATE. The Borrower shall
                  deliver to the Administrative Agent, on the date of delivery of the first Loan Notice under this Agreement after the occurrence of the Borrowing Base Date, (a) a completed Borrowing Base Certificate and (b) full and complete reports with respect to the Receivables of the Borrower and its U.S. Subsidiaries, including information as to concentration, aging, identity of Receivables Debtors, letters of credit securing Receivables, disputed Receivables and other matters, as the Administrative Agent shall reasonably request. After
                  (i) the Borrowing Base Date, and (ii) the extension of a Revolving Loan hereunder, the Borrower shall deliver to the Administrative Agent, as soon as available but in any event by no later than ten Business Days after the end of each calendar month, a completed Borrowing Base Certificate,

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                  together with the related collateral reports described above.
                  Without limiting any other provisions of the Loan Documents, if the Minimum Capital Raise has not been consummated on or before October 31, 2003, the Borrower shall cooperate fully with and permit access by the Agent-Related Persons and their consultants from after that date for purposes of auditing the Receivables in connection with the implementation of the Borrowing Base and pay to Administrative Agent upon demand all reasonable costs and expenses of such audit.

         (e) Clause (iii) of Section 7.13(b) of the Credit Agreement is amended to read as follows:

                  (iii) an amount equal to (A) 50% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after November 30, 2002, by reason of the issuance and sale of Capital Stock of the Borrower (including upon any conversion of debt securities of the Borrower (other than ACES) into such Capital Stock) during any fiscal quarter of the Borrower ending subsequent to November 30, 2002, plus (B) 100% of the aggregate increases in Shareholders' Equity of the Borrower and its Subsidiaries after November 30, 2002, by reason of the conversion of ACES into Capital Stock during any fiscal quarter of the Borrower ending subsequent to November 30, 2002.

         (f) Clause (i) of Section 7.13(c) of the Credit Agreement shall be amended by replacing the table contained therein with the following table:

FISCAL QUARTER ENDING                 MINIMUM RATIO
---------------------                 -------------
November 30, 2003                      1.85 to 1.00

         (g) Clause (ii) of Section 7.13(e) of the Credit Agreement is amended by replacing "$500,000,000.00" with "$700,000,000.00".

         (h) References in the Credit Agreement to the Borrowing Base, Borrowing Base Date and related definitions and provisions, which were deemed to be deleted from the Credit Agreement pursuant to the Second Amendment, shall be reinstated in full (except as expressly amended herein); provided, however, that if the Borrower shall have consummated a Minimum Capital Raise on or before January 30, 2004, effective the date upon which the Borrower shall notify the Administrative Agent thereof, references in the Credit Agreement to the Borrowing Base, Borrowing Base Date and related definitions and provisions shall again be disregarded and deemed to be deleted from the Credit Agreement.

         (i) Schedule 3 to the Compliance Certificate attached to the Credit Agreement as Exhibit C, is amended and restated in its entirety to read as set forth in Annex 1 hereto.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

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         (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

         (b) The execution, delivery and performance by the Borrower of the Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05 of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Borrower to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

         (e) There has occurred since August 27, 2003, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (f) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         (g) The Borrower's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.       Conditions of Effectiveness.

         (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Borrower and each Lender a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                  (2) The Administrative Agent shall have received the consent of the Subsidiaries of the Borrower party to the Pledge Agreement, the Interco Subordination Agreement, the

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Security Agreement or the Guaranty, in form and substance satisfactory to the
Administrative Agent, in their capacities as such, to the execution and delivery hereof by the Borrower.

                  (3) The Administrative Agent shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the date hereof hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the date hereof).

                  (4) The Administrative Agent shall have received from the Borrower, in form and substance satisfactory to the Administrative Agent, copies of the resolutions passed by the board of directors of the Borrower, certified as of the date hereof by the Secretary or an Assistant Secretary of the Borrower, authorizing the execution, delivery and performance of this Amendment, together with such incumbency certificates and/or other certificates of Responsible Officers of the Borrower, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as such in connection with this Amendment and each other Loan Document to which the Borrower is a party.

                  (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (6) The Effective Date shall have occurred on or before 5:00 p.m. (Pacific time) November 21, 2003.

         (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5. Fees. The Borrower shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 12:00 p.m. (Pacific time) on November 21, 2003, a non-refundable amendment fee equal to 0.05% of such Lender's Revolving Loan Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to

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any fee, cost or expense otherwise payable by the Borrower pursuant to the
Credit Agreement or this Amendment.

6.       Miscellaneous.

         (a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

         (e) This Amendment and the other Amendment Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

         (g) The Borrower agrees to pay or reimburse Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

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              [Signature pages and Exhibits follow - Not Attached]

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